RBC Global Asset Management

RBC BlueBay Credit Opportunities Fund Summary Prospectus

March 30, 2026

Class A:	RCOAX
Class I:	RORIX
Class R6:	RCRSX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at https://dfinview.com/usrbcgam. You can also get this information at no cost by calling 1-800-422-2766 or by sending an email request to rbcgamusinfo@rbc.com. The Fund's current Prospectus and Statement of Additional Information, both dated March 30, 2026, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") and the Commodity Futures Trading Commission ("CFTC") have not approved or disapproved of the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Fund Summary	RBC BlueBay Credit Opportunities Fund

Investment Objective

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 42 of the Fund’s Prospectus.

	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[2]	0.75%	0.63%	0.74%

Total Annual Fund Operating Expenses	1.55%	1.18%	1.29%
Fee Waiver and/or Expense Reimbursement[3]	(0.73)%	(0.61)%	(0.80)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.82%	0.57%	0.49%

1	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.

2	“Other Expenses” are based on estimated amounts for the current fiscal year.

3	The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.82% of the Fund’s average daily net assets for Class A shares, 0.57% for Class I shares and 0.49% for Class R6 shares. This expense limitation agreement will remain in place until January 31, 2028 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s Board of Trustees if the Board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

Fund Summary	RBC BlueBay Credit Opportunities Fund

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Class R6
One Year	$505	$58	$50
Three Years	$825	$314	$329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not experienced any portfolio turnover because as of the date of this Prospectus, the Fund has not commenced operations.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in credit and credit-related instruments. These credit-related instruments include corporate bonds, bank loans, asset-backed securities, mortgage-backed securities, collateralized loan obligations (“CLOs”), other debt instruments, and securities received as a result of a corporate action relating to such instruments. For the purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund will invest primarily in fixed income securities and/or investments that, at the time of purchase, have similar economic characteristics as fixed income securities that are non-investment grade (high yield/junk bond), and are considered by the Fund to have the potential to provide a high level of total return.

Non-investment grade securities are securities rated Ba1 or BB+ or below by Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”), respectively; a similar rating from a recognized rating agency; or unrated securities deemed comparable by the Fund.

The Fund will primarily be invested in securities denominated in U.S. dollars (“USD”) and, to a lesser extent, other currencies.

The Fund will utilize derivative instruments (e.g., credit-linked notes, interest rate swaps, total return swaps, and credit default swaps). Derivatives, which are instruments that have a value based on another instrument, interest rate, exchange rate, or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and

Fund Summary	RBC BlueBay Credit Opportunities Fund

forwards as tools in the management of portfolio assets. The Fund may use such derivatives through the creation of long and short positions to hedge various investments, for investment purposes, for risk management, and/or in a manner intended to increase income or gain to the Fund.

The Adviser incorporates material environmental, social, and governance (“ESG”) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

High Yield Securities Risk. High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Loan Risk. The Fund may invest in loans including loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Issuer/Credit Risk,” and “High Yield Securities Risk.”

CLO and Other Structured Debt Securities Risk. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Fund as a CLO equity investor. In addition, there is a risk that majority lenders to an underlying loan held by a CLO could amend or otherwise modify the loan to the detriment of the CLO (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s investment and, ultimately, the Fund. CLO and structured finance securities also present risks related to the capability of the servicer of the securitized assets. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts,

Fund Summary	RBC BlueBay Credit Opportunities Fund

which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Interest Rate Risk. The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Derivatives Risk. Derivatives and other similar instruments (collectively referred to as “derivatives”), including options contracts, futures contracts, forwards, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset, reference rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Certain derivatives are subject to exchange trading and/or mandatory clearing (which interposes a central clearinghouse to each participant’s derivative transaction). Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal

Fund Summary	RBC BlueBay Credit Opportunities Fund

risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Counterparty Risk. The Fund may be subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor to the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Asset-Backed Securities Risk. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Investment Grade Securities Risk. Investment grade securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Fund Summary	RBC BlueBay Credit Opportunities Fund

Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Valuation Risk. The Fund’s assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different than the estimated fair values of these investments.

Investing in the European Union Risk. Investments in certain countries in the European Union are susceptible to economic risks including those that may be associated with high levels of government debt. Adverse regulatory, economic, and political events in European Union member states may cause the Fund’s investments to decline in value. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the exit by the United Kingdom (UK), would subject its currency and banking system to increased risk. The exit by a member state will likely result in increased volatility, illiquidity, and potentially lower economic growth in the affected markets, which may adversely affect the Fund’s investments. Additionally, the reintroduction of national currencies in one or more Eurozone countries or the abandonment of the Euro as a currency could have major negative effects on the Fund’s investments as well as the ability of the Fund’s counterparties to fulfill their obligations.

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

Fund Summary	RBC BlueBay Credit Opportunities Fund

Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

Active Management Risk. The Fund is actively managed, and its performance therefore will reflect in part the Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.

Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.

U.S Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.

New Fund Risk. The Fund is new with no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Fund Summary	RBC BlueBay Credit Opportunities Fund

Performance Information

The Fund has not commenced operations as of the date of this prospectus. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Once the Fund commences operations, information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.

Management

Investment Adviser

RBC Global Asset Management (U.S.) Inc.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Tim Leary, Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since inception.

•	Andrzej Skiba, Head of U.S. Fixed Income and Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since inception.

For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 9 of this Prospectus.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 9 of this Prospectus.

Important Additional Information

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) shares of the Fund on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252) or by wire. The following table provides the Fund’s minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.

Minimum Initial Investment:

Class A	$1,000 ($250 IRA)

Class I	$1,000,000 ($0 through Qualified Retirement Benefit Plans)

Class R6	$1,000,000 for Institutional Investors[1] $0 for Eligible Investors[1]
Minimum Subsequent Investment:

Class A	None

Class I	None

Class R6	None

1	For more information about Institutional Investors and Eligible Investors, see “Additional Information about Purchasing and Selling Shares” on page 30 of the Fund’s Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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